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                                                      EXHIBIT 10.17




                SECOND AMENDMENT TO LOAN DOCUMENTS



     AMENDMENT dated as of May 17, 1995 by and between SOFTKEY
INC., a Minnesota corporation (the "Borrower") and FLEET BANK OF
MASSACHUSETTS, N.A., a national banking association (together with its successors, the "Bank".

                    PRELIMINARY STATEMENT

     1. The Bank and the Borrower entered into a Credit Agreement dated as of September 30, 1994, as previously amended by a letter amendment dated as of December 5, 1994 (the "CREDIT AGREEMENT"), pursuant to which the Bank agreed to make Revolving Line of Credit Loans to the Borrower up to a maximum aggregate amount of $10,000,000. Unless otherwise defined herein, capitalized terms used herein shall have the same respective meanings as set forth in the Credit Agreement.

     2. The Bank and the Borrower wish to amend certain provisions of the Credit Agreement and the other Loan Documents on the terms set forth herein.

     NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


Section 1.   Amendments to Credit Agreement.
             ------------------------------
       1.1 Section 1.1 of the Credit Agreement is hereby amended as follows: (a) deleting the date "June 30, 1996" appearing in the fourth line thereof and substituting the date "June 30, 1997" and (b) deleting the amount "$10,000,000" appearing in the sixth line thereof and substituting the amount of "$20,000,000."

       1.2 Section 1.5 of the Credit Agreement is hereby amended by deleting the date "July 1, 1996" appearing in the third line thereof and substituting the date "July 1, 1997."

       1.3 Section 7.4 of the Credit Agreement is hereby amended by inserting immediately following subparagraph (c) the following new paragraph:

     "Notwithstanding the provisions of the letter of the Bank to the Borrower dated December 9, 1994, the Borrower shall not make any further sale or disposition to the Borrower's wholly-owned subsidiary Softkey Software Products Inc. of

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     accounts receivable due to the Borrower from debtors located in Canada."

       1.4 Section 7.12 through 7.15 of the Credit are hereby restated in their entirety as follows:

          "7.12  CURRENT RATIO.  The Borrower will not permit the
     Current Ratio at the end of any of the following fiscal quarters to be less than the ratio set forth below opposite such quarter:

                                               Minimum
     Fiscal Quarters Ending                  Current Ratio
     ----------------------                  -------------
     10/1/94                                    0.90 to 1
     12/31/94                                   1.00 to 1
     4/1/95, 7/1/95 and 10/1/95                 1.10 to 1
     1/6/96 and thereafter                      1.25 to 1

          7.13 MINIMUM PROFITABILITY. The Borrower will not permit Adjusted Net Income to be less than $2,500,000 for the fiscal quarters ending 10/1/94 and 12/31/94 or $10,000,000 for the fiscal year ending 12/31/94. In addition, the Borrower will not permit Adjusted Net Income to be less than (a) $3,000,000 for the fiscal quarters ending 4/1/95 and 7/1/95; (b) $4,000,000 for the fiscal quarter ending 10/1/95 or any fiscal quarter thereafter; or
     (c) $15,000,000 for the fiscal years ending 1/6/96 and 1/4/97.

          7.14 LEVERAGE. The Borrower will not permit the ratio of Total Liabilities to Stockholders Equity at the end of any of the following fiscal quarters to be greater than the ratio opposite such fiscal quarters:

     Fiscal Quarters Ending             Maximum Leverage
     ----------------------             ----------------
     10/1/94 and 12/31/94                    2.5 to 1
     4/1/95 and thereafter                   2.0 to 1

          7.15 STOCKHOLDERS EQUITY. The Borrower will not permit its Stockholders Equity at the end of any fiscal quarter to be less than $20,000,000 plus (a) 75% of Net Income earned in each fiscal quarter commencing with the fiscal quarter ending December 31, 1994 (with no reduction or offset for Net Losses); and (b) 100% through 4/1/95 and 75% thereafter of any increase in Stockholders' Equity in accordance with GAAP resulting from the issuance of any shares of capital stock of the Guarantor, the Borrower or any of their Subsidiaries, less, solely in the case of this item (b), Eligible Write-Off Expenses. For purposes hereof, "ELIGIBLE WRITE-OFF EXPENSES" shall mean the dollar amount of research and development or other intangible assets of any business or business assets acquired in consideration

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     for the issuance of capital stock of the Guarantor or the
     Borrower but only to the extent that such write-offs occur within 90 days of the effective date of such acquisition.
     In addition, for purposes of calculating compliance with the requirements of this Section 7.15 for the fiscal quarter ending October 1, 1994, the Called Convertible Debt shall be included in stockholders equity."

     1.5  The definition of "Eligible Domestic Accounts
Receivable" appearing in Section 9.1 of the Credit Agreement is hereby amended by restating subparagraph (o) thereunder in its entirety as follows:

          "(o) The account debtor is a person or entity located in the United States or Canada and the account arose out of services rendered or goods delivered in the United States or Canada."

     1.6 The form of Compliance Certificate attached to the Credit Agreement as Exhibit D and the form of Borrowing Base Certificate attached to the Credit Agreement as Exhibit E are hereby restated in the forms of Exhibit D and Exhibit E hereto."


Section 2.  Conditions of Effectiveness.
            ---------------------------
     This Amendment shall be deemed effective as of May 17, 1995 provided that the Bank shall have received on or before May 26, 1995 two copies of this Amendment executed by the Borrower with the accompanying Consent duly executed by the Guarantor; and
 an amended and restated promissory note in the form enclosed duly executed by the Borrower (the "Amended Note"); and (c) a certificate of the Secretary or Assistant Secretary of the Borrower as to resolutions of the Board of Directors of the Borrower authorizing this amendment. In addition, the Borrower agrees that the Bank shall be furnished on or before May 31, 1995 a certificate of the Assistant Secretary of the Guarantor as to resolutions of the Board of Directors authorizing the Consent.


Section 3.  Confirmation of Representations, Absence of Default.
            ---------------------------------------------------
     The Borrower hereby confirms that the representations set forth in the Loan Documents, as amended by this Amendment are true and correct as of the date hereof, subject to the exceptions and further disclosures set forth in EXHIBIT A hereto. The Borrower hereby confirms that, except as set forth in EXHIBIT A hereto, no Event of Default has occurred and is continuing under the Credit Agreement. In addition, the Borrower (and the guarantor signing below) agrees that, as of this date, it has no defenses against its obligations to pay any amounts under the Credit Agreement and the other Loan Documents.


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Section 4.  Reference to and Effect on the Credit
            Agreement and the other Loan Documents.
            --------------------------------------
          4.1 Upon the Effective Date, each reference in the Credit Agreement to "this Credit Agreement", "hereunder", "hereof",
"herein", or words of like import referring to the Credit
Agreement, and each reference in the Notes and each of the other
Loan Documents to "the Credit Agreement", "thereunder",
"thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit
Agreement as amended hereby.

          4.2 Except as specifically amended above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The Borrower (and Softkey International Inc. in consenting hereto as guarantor by signing below) agrees that, as of the date hereof, it has no defenses against the obligations represented by the Credit Agreement, the Note, the Guaranty or the other Loan Documents.

          4.3 The amendments set forth above in Section 1 hereof (i) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement, the Note, any other Loan Documents or any of the instruments or documents referred to by the foregoing documents, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, the Note, the other Loan Documents or any of the instruments or documents referred to therein.


Section 5.  Cost and Expenses.
            -----------------
     The Borrower agrees to pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester, special counsel for the Bank with respect thereto.


Section 6.  Governing Law.
            -------------
     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.


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Section 7.  Counterparts.
            ------------
     This Amendment may be signed in one or more counterparts each of which taken together shall constitute one and the same instrument.
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     IN WITNESS WHEREOF the parties hereto have caused this
Amendment to be executed under seal by their respective officers thereunto duly authorized as of the date first above written.


                              SOFTKEY INC.


                              By:
                                 ------------------------------
                                 Name: R. Scott Murray
                                 Title: Chief Financial Officer



                              FLEET BANK OF MASSACHUSETTS, N.A.


                              By:
                                 ------------------------------
                                 Name:  Thomas W. Davies
                                 Title: Vice President

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                                                                       EXHIBIT A
                                                                       ---------

        Exceptions and Qualifications to Representations
        ------------------------------------------------


                                     None.